Exhibit 10.1

FORM OF EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the ____ day of May 2012 by and between Advaxis, Inc., a Delaware corporation (the “Company”), and the purchaser (the “Investor”).

WHEREAS, on the date set forth on the Investor signature page attached hereto and labeled as the “Original Issuance Date”, the Company and the Investor entered into that certain Note Purchase Agreement (“Purchase Agreement”), pursuant to which the Investor purchased (i) a convertible promissory note, with the aggregate principal amount outstanding thereunder on the date of issuance and the date hereof as set forth on the Investor signature page attached hereto (the “Original Note”) and (ii) a warrant to purchase such number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) as set forth on the Investor signature page attached hereto (the “Original Warrant” and together with the Original Note, the “Original Securities”);

[WHEREAS, the Investor shall agree to convert such portion of the aggregate principal amount of the Original Note outstanding as of the Closing Date, as set forth on the Investor signature page attached hereto (the “Converting Note Amount”) into such number of shares of Common Stock as set forth on the Investor signature page attached hereto (the “New Conversion Shares”, and the remaining portion of the aggregate principal amount of the Original Note after such conversion, as set forth on the Investor signature page attached hereto, the “Remaining Note”);]1

WHEREAS, in exchange for the [Original Securities][Original Warrant and the Remaining Note]2 and the amendments to the Purchase Agreement set forth in Section 1(c) hereof, the Company has duly authorized the issuance to the Investor of (i) such number of shares of Common Stock as set forth on the Investor signature page attached hereto (the “Exchange Shares”), and (ii) a warrant to purchase initially such number of shares of Common Stock as set forth on the Investor signature page attached hereto substantially in the form attached hereto as Exhibit A (the “Exchange Warrant”);

WHEREAS, as a condition to the transactions contemplated hereby, each of the other investors who entered into Note Purchase Agreements with the Company, substantially in the form of the Purchase Agreement, on May 9, 2011, October 2, 2011 or December 29, 2011 (the “Other Investors”) are executing agreements identical to this Agreement (other than proportional changes in the number of shares of Common Stock and warrants being issued to such Other Investor) (the “Other Agreements” and, together with this Agreement, the “Agreements”). and

WHEREAS, the exchange of the [Original Securities][Original Warrant and the Remaining Note] for the Exchange Shares and the Exchange Warrant is being made in reliance upon the exemption from registration provided by Section 4(2) of the 1933 Act (as defined below).

1 Note to draft: Insert for applicable January investors only.

2 Note to draft: Use of Original Securities for non-January investors and use of Original Warrant and the Remaining Note for January investors.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          [Conversion;]3Exchange. [Immediately prior to the Closing Date (as hereinafter defined), the Investor shall deliver a conversion notice, substantially in the form attached to the Original Note, duly executed by an authorized representative of the Investor, to the Company to irrevocably convert the Converting Note Amount, if any, of the Original Note into the New Conversion Shares. The Company shall deliver certificates with respect to the New Conversion Shares to the Investor as soon as commercially practicable following the Closing Date].4 On the Closing Date, subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 4(2) of the 1933 Act, exchange the [Original Securities][Original Warrant and the Remaining Note] for the Exchange Shares and the Exchange Warrant. At the Closing (as defined below), the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

(a)          The Investor shall deliver or cause to be delivered to the Company (or its designee) the [Original Securities][Original Warrant and the Remaining Note] free and clear of all liens. As of the Closing Date, all of the Investor’s rights under the [Original Securities][Original Warrant and the Remaining Note] shall be extinguished.

(b)          In exchange for the [Original Securities][Original Warrant and the Remaining Note], the Company shall deliver or cause to be delivered to the Investor the Exchange Shares and the Exchange Warrant.

(c)          As additional consideration for the Exchange, effective as of the Closing Date, Sections 8, 10 and 11 of the Purchase Agreement shall be amended and restated as follows:

Section 8. [Intentionally Omitted]

Section 10. [Intentionally Omitted]

Section 11. [Intentionally Omitted]

(d)          The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

3 Note to draft: Insert for applicable January investors only.

4 Note to draft: Insert for applicable January investors only.

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2.          The Closing(s). Subject to the conditions set forth below, the Exchange shall take place at the offices of Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, New York 10166, on the date hereof or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”).

3.          Closing Conditions.

3.1           Conditions to Investor’s Obligations. The obligation of the Investor to consummate the Exchange is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Company contained in Section 4 of this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)          Closing Deliveries. At the Closing, the Company shall have tendered to the Investor the deliverables set forth in Section 1.

(c)          No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)          Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(e)          Trading Market. Trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the Company’s principal trading market.

(f)          Transactions. During the period commencing on May 7, 2012 through and including the Closing Date, the Company shall have entered into definitive documents with respect to, or consummated, transactions with third party accredited investors resulting in aggregate gross proceeds to the Company of no less than $1,000,000.

3.2           Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Investor contained in Section 5 of this Agreement (other than Section 5.2 and 5.3) shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date. The representations of the Investor contained in Sections 5.2 and 5.3 shall be true and correct in all respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

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(b)          Deliverables. At the Closing, the Investor shall have tendered to the Company the deliverables set forth in Section 1.

(c)          No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)          Other Agreements. Each of the Other Investors shall have duly executed the Other Agreement of such Other Investor and delivered the same to the Company.

(e)          Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

4.          Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

4.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2           Capitalization and Voting Rights. The authorized capital of the Company as of the date hereof consists of (i) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of which 740 are presently issued and outstanding, and (ii) 500,000,000 shares of Common Stock, of which 287,038,332 shares of Common Stock were issued and outstanding as of April 18, 2012. No Person (as defined below) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents (as defined below). The issuance and sale of the Exchange Shares and the Exchange Warrant will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Exchange Shares and the Exchange Warrant. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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4.3           Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, including, without limitation, the authorization (or reservation for issuance) of the Exchange Shares, the Exchange Warrant and the shares issuable upon exercise of the Exchange Warrant (the “Exchange Warrant Shares” and, collectively with the Exchange Shares and Exchange Warrant, the “Securities”) and the Exchange have been taken on or prior to the date hereof.

4.4           Valid Issuance of the Securities. The Exchange Shares when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Exchange Warrant when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued. The Exchange Warrant Shares when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.5           Offering. Subject to the truth and accuracy of the Investor’s representations set forth in Section 5 of this Agreement, the offer and issuance of the Securities, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions. Subject to the truth and accuracy of the Investor’s representations set forth in Section 5 of this Agreement, pursuant to Rule 144(d)(3)(ii), the holding period of the Exchange Shares and the Exchange Warrant tack back to the original issue date of the [Original Securities][Original Warrant and the Remaining Note]. The Company acknowledges and agrees that all the Exchange Shares and the Exchange Warrant shall be issued free and clear of any restrictive legend and such shares shall be delivered electronically through the Depository Trust Company (“DTC”) to the DTC account of the Investor set forth on the signature page hereto. The Company agrees not to take a position contrary to this paragraph.

4.6           Public Reports. The Company is current in its filing obligations under the Securities Exchange Act of 1934, as amended (the “1934 Act”), including without limitation as to its filings of Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q (collectively, the “Public Reports”). The Public Reports do not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The financial statements included within the Public Reports for the fiscal year ended October 31, 2010, for the fiscal year ended October 31, 2011, and for each quarterly period thereafter (the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

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4.7           Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business, and the Company has not received written notice of any such violation.

4.8           Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

4.9           Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement, and the other documents entered into in connection herewith (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144 promulgated under the 1933 Act), or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

4.10         Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder that are effective as of the date hereof.

4.11         Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock, or any of the Company’s officers or directors in their capacities as such.

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4.12         No Group. The Company acknowledges that, to the Company’s knowledge, the Investor is acting independently in connection with this Agreement and the transactions contemplated hereby, and is not acting as part of a “group” as such term is defined under Section 13(d) of the 1933 Act and the rules and regulations promulgated thereunder.

4.13         Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Company is a party have been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

5.          Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

5.1           Authorization. The Investor has the legal capacity, full power and authority and right to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

5.2           No Public Sale or Distribution. The Investor is acquiring the Securities for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof (a “Person”) to sell, transfer, pledge, assign or otherwise distribute any of the Securities.

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5.3           Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

5.4           Reliance on Exemptions. The Investor understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

5.5           Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

5.6           No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

5.7           [Transfer or Resale. The Investor understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities or “blue sky” laws, the Securities constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the 1933 Act, and the Securities may not be offered for sale, sold, transferred, assigned, pledged or otherwise distributed unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company and its legal counsel with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.]5[Intentionally Omitted]6

5 Note to draft: Delete for non-January investors.

6 Note to draft: Insert for non-January investors.

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5.8           [Legends. The Investor understands that the certificates or other instruments representing the Exchange Shares, the Exchange Warrant and the Exchange Warrant Shares except as set forth below, shall bear any legends as required by applicable state securities or “blue sky” laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.]7[Intentionally Omitted]8

5.9           Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

7 Note to draft: Delete for non-January investors.

8 Note to draft: Insert for non-January investors.

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5.10         Ownership. The Investor is the record and beneficial owner of, and has good and marketable title to, the [Original Securities][Original Warrant and the Remaining Note], free and clear of any and all liens, security interests, charges or encumbrances, agreements, voting trusts, proxies or other arrangements or restrictions of any kind whatsoever.

5.11         [Rule 144 Representations.

(a)          The Investor has owned the Original Securities, both beneficially and of record, for not less than a period of six months preceding the date of this Agreement. Full consideration for the Original Securities was provided at least six months prior to the date of this Agreement.

(b)          Neither the Investor nor any of its affiliates is, and for the three months immediately preceding the date of this Agreement, has been (i) an officer, director, employee or “affiliate” of the Company (as that term is defined in Rule 144(a)(1)) or (ii) a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).]9

6.          Rule 144 Availability. At all times during the period commencing on the Closing Date and ending at such time that all of the Securities can be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company shall use its commercially reasonable efforts to ensure the availability of Rule 144 to the Investor with regard to the Securities, including compliance with Rule 144(c)(1).

7.          Indemnification.

7.1           Indemnification by the Company. The Company agrees to indemnify, hold harmless, reimburse and defend the Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Company be liable to the Investor (in the aggregate) for more than the aggregate principal amount of the Original Note outstanding on the date hereof.

9 Note to draft: Delete for January investors.

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7.2           Indemnification by the Investor. The Investor agrees to indemnify, hold harmless, reimburse and defend the Company and any of its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Investor or breach of any representation or warranty by the Investor in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Investor of any covenant or undertaking to be performed by the Investor hereunder, or any other agreement entered into by the Company and the Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Investor be liable to the Company (in the aggregate) for more than the aggregate principal amount of the Original Note outstanding on the date hereof.

8.          Exchange Adjustment.

8.1           Adjustment. Except with respect to Exempt Issuances (as defined below), if, at any time from the date hereof until three months from the date hereof that Exchange Shares are held by the Investor, the Company shall offer, issue or agree to issue any Common Stock or Common Stock Equivalents (as defined below) to any Person (each, a “Third Party Purchaser”) at an effective price per share of Common Stock or effective exercise or conversion price per share of Common Stock Equivalents (the “Third Party Share Price”) which shall be less than $0.09 (as adjusted pursuant to this Section 8.1 or for distributions, forward stock splits, reverse stock splits, reclassifications or other similar events (the “Base Share Price”) and the date of each such dilutive issuance, a “Dilutive Issuance Date”), then, the Company shall issue such number of “Additional Shares” of Common Stock to the Investor in accordance with the following formula:

Additional Shares = (A x B/C) - A

For purposes of the foregoing formula:

A = the number of Exchange Shares held by the Investors on the Dilutive Issuance Date.

B = the Base Share Price.

C = the Third Party Share Price.

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The delivery to the Investor of additional shares of Common Stock pursuant to this Section 8.1 (the “Adjustment Shares”) shall occur promptly following the closing date of a transaction with a Third Party Purchaser giving rise to the requirement to issue Adjustment Shares (an “Adjustment Transaction”), but in no event later than two (2) business days from the closing date of an Adjustment Transaction. The Company shall use its best efforts to structure any Adjustment Transaction so that the Adjustment Shares shall have the same rights to registration as the securities being issued in connection with such Adjustment Transaction.

8.2           Transfer or Resale. The Investor understands that the Adjustment Shares, when issued, (a) are not being registered under the 1933 Act or any state securities or “blue sky” laws, (b) constitute “restricted securities” as such term is defined in Rule 144(a)(3), and (c) may not be offered for sale, sold, transferred, assigned, pledged or otherwise distributed unless (i) subsequently registered thereunder, (ii) the Investor shall have delivered to the Company an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such Adjustment Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, including without limitation pursuant to Rule 144.

8.3           Certain Definitions. For purposes of this Section 8, the following definitions will apply:

(a)          “Approved Stock Plan” means any employee benefit plan or agreement which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which Common Stock and options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such (provided, however, that the number of shares of Common Stock or options that may be issued to consultants pursuant to agreements hereunder shall not exceed an aggregate of 500,000 shares (subject to adjustment for reverse and forward stock splits, recapitalizations and the like) in any 12 month period).

(b)          “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any Convertible Security, Option or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(c)          “Convertible Securities” means any shares or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

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(d)          “Exempt Issuance” means the issuance of, (i) any Common Stock in connection with any Approved Stock Plan; (ii) any Common Stock in connection with any securities issued pursuant to this Agreement and securities issued upon the exercise or conversion of those securities; (iii) any Common Stock in connection with any conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Closing Date, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities; (iv) any Common Stock by reason of a dividend, stock split or other distribution on shares of Common Stock, (v) any Common Stock, Convertible Securities or Options pursuant to Section 3(a)(10) of the 1933 Act with respect to the settlement of accounts payables of the Company approved by the Board of Directors of the Company, (vi) any securities in connection with strategic alliances, acquisitions, mergers, and strategic partnerships, provided that such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, not primarily in the business of purchasing securities and the primary purpose of such issuance is not to raise capital or (vii) up to $50,000 of Common Stock at a cost basis of no less than the Base Share Price to finders or placement agents for services rendered in connection with prior financing transactions.

(e)          “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

9.          Miscellaneous

9.1           Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9.3           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company to Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, NY 10166, Attention: Robert H. Cohen, Esq.; Fax#: (212) 801-6400 or (b) in the case of the Investor, to the address as set forth on the signature page or exhibit pages hereof or, in either case, at such other address as such party may designate by TEN (10) business days advance written notice to the other parties hereto.

9.5           Finder’s Fees. Except for fees payable by the Company to persons designated by the Company, each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

9.6           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. Any term of the Agreements may be amended and the observance of any term of the Agreements may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investors holding a majority of the shares of Common Stock issued pursuant to the Agreements (without regarding limitation on exercise of each Exchange Warrant issued pursuant to the Agreements), and any amendment to any provision of the Agreements made in conformity with the provisions of this Section 9.6 shall be binding on all Investors.

9.7           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.8           Entire Agreement. This Agreement represents the entire agreement and understandings between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

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9.9           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.10         Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

9.11         Prohibition on Section 3(a)(10) Transactions. From the date of this Agreement until thirty days from the date of this Agreement, the Company shall not issue any Common Stock, Convertible Securities or Options pursuant to Section 3(a)(10) of the 1933 Act with respect to the settlement of accounts payables of the Company.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

ADVAXIS, INC.

By:
Name: Thomas A. Moore
Title: Chairman/ CEO

[INVESTOR SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: ______________________________________________________________

Signature of Authorized Signatory of Investor:________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Investor:

Investor DTC Instructions:

Original Issuance Date: __________________

Original Principal Amount of the Original Note on issuance date: $_______________

Principal Amount Outstanding of the Original Note on date hereof: $________________

Number of shares of Common Stock underlying the Original Warrant on issuance date: _______

Number of shares of Common Stock underlying the Original Warrant on date hereof: _________

[Conversion amount of Original Note: $___________________]10

[Number of shares of Common Stock issuable upon conversion of the conversion amount of the Original Note: _____________]11

[Remaining principal amount outstanding of the Original Note: $______________]12

Exchange Shares: _________________

Number of shares of Common Stock initially underlying Exchange Warrant A: ______________

[INVESTOR’S SIGNATURE PAGE CONTINUES ON NEXT PAGE]

10 Note to draft: Delete for non-January investors.

11 Note to draft: Delete for non-January investors.

12 Note to draft: Delete for non-January investors.

ACKNOWLEDGEMENT AND ACCEPTANCE

The foregoing Agreement shall not be effective until the Company has executed the below acknowledgement.

Agreed and accepted,

this ____ day of ___________, 2012

ADVAXIS, INC.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

EXHIBIT A

Exchange Warrant